UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

MONTAUK RENEWABLES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MONTAUK RENEWABLES, INC. 5313 CAMPBELLS RUN ROAD, SUITE 200 PITTSBURGH, PA 15205 V13062-P87692

You invested in MONTAUK RENEWABLES, INC. and it’s time to vote!

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 5, 2023.

You have the right to vote on proposals being presented at the Annual Meeting.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2022 online at www.ProxyVote.com OR you can receive a free paper or e-mail copy of the material(s) by requesting prior to May 22, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, at no charge, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. You will not otherwise receive a paper or e-mail copy. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper copy or email copy. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Smartphone users	Vote Electronically at the Meeting* June 5, 2023 9:00 a.m., Eastern Daylight Time
Point your camera here and
vote without entering a
control number

      Electronically at:

      www.virtualshareholdermeeting.com/MNTK2023

Vote By Mail or Phone: You can vote by mail or phone by requesting a paper copy of the materials, which will include a proxy card. The proxy card will also provide instructions to vote the shares via phone.

    *Many stockholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance.

V1.1

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

You cannot use this notice to vote your shares. This

communication presents only an overview of the more

complete proxy materials that are available to you on the

internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see

the reverse side). We encourage you to access and review

all of the important information contained in the proxy

materials before voting.

Voting Items		Board Recommends

1.	Election of two nominees to the Board of Directors to serve as Class III directors for a three-year term expiring at the 2026 Annual Meeting of Stockholders.

Nominees:
	1a. Jennifer Cunningham	For
	1b. Sean F. McClain	For

2.	Ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V13063-P87692

You invested in MONTAUK RENEWABLES, INC. and it’s time to vote!

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 5, 2023.

You have the right to vote on proposals being presented at the Annual Meeting. Stockholders registered on the South African section of the Company’s register of stockholders may attend and vote electronically during the Annual Meeting. We strongly encourage you to vote prior to the Annual Meeting and no later than 15:00 South African Time on May 29, 2023. Information regarding how stockholders may vote prior to and at the Annual Meeting is described below. Further, stockholders are not permitted to transfer their shares to the United States register any time following the end of trading in South Africa on May 29, 2023 and until the conclusion of the Annual Meeting on June 5, 2023.

Get informed before you vote

You are receiving this notice because you are a stockholder registered on the South African section of the Company’s register of stockholders. The proxy materials, including the Proxy Statement and Annual Report on Form 10-K, are available at www.materials.proxyvote.com/61218C or you may request a paper or email copy of the full set of the proxy materials, at no charge, for this Annual Meeting and future stockholder meetings by, in the case of shares held in the Strate System, contacting your Central Securities Depositary Participant or broker, as applicable, and. if you are a stockholder of record, facsimile transmission at +27 (0)11 688 5238, e-mail at proxy@computershare.co.za or mail at Computershare Investor Services Proprietary Limited, Rosebank Towers, 15 Biermann Avenue, Rosebank, 2196 (Private Bag X9000, Saxonwold, 2132) South Africa, in each case, no later than May 29, 2023.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Attend the Annual Meeting

If you wish to attend the Annual Meeting, you will need a control number to attend and/or vote your shares. Directions on how to obtain a control number are described in the proxy materials.

Vote Prior to or Electronically During the Annual Meeting Instructions on how to vote your shares are included in the proxy materials.

THIS IS NOT A VOTABLE BALLOT

You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet or by mail. You may view the proxy materials online at www.materials.proxyvote.com/61218C or easily request a paper copy (see the reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	Proposal to elect two nominees to the Board of Directors for a term expiring at the 2026 Annual Meeting of Stockholders.

Nominees:

1a.	Jennifer Cunningham	For

1b.	Sean F. McClain	For

2.	Ratification of the appointment of Grant Thornton LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023.	For